Exhibit 21.1
LIST OF SUBSIDIARIES AND JURISDICTION OF ORGANIZATION

Subsidiary	Jurisdiction
CB JENI - Brick Row Townhomes, LLC	Texas
CB JENI - Chase Oaks Village II, LLC	Texas
CB JENI - Hemingway Court, LLC	Texas
CB JENI - Lake Vista Coppell, LLC	Texas
CB JENI - Settlement at Craig Ranch, LLC	Texas
CB JENI Acquisitions, LLC	Texas
CB JENI Apples Crossing, LLC	Texas
CB JENI Berkshire Place LLC	Texas
CB JENI Frisco Springs, LLC	Texas
CB JENI Homes Heritage Creekside, LLC	Texas
CB JENI Homes DFW LLC	Texas
CB JENI Homes Grand Park, LLC	Texas
CB JENI Homes Raiford Crossing, LLC	Texas
CB JENI Homes Sloan Creek, LLC	Texas
CB JENI Hometown, LLC	Texas
CB JENI Iron Horse, LLC	Texas
CB JENI Los Rios, LLC	Texas
CB JENI Management, LLC	Texas
CB JENI McKinney Ranch, LLC	Texas
CB JENI Montgomery Ridge, LLC	Texas
CB JENI Mustang Park LLC	Texas
CB JENI Parker Ranch, LLC	Texas
CB JENI Pecan Park, LLC	Texas
CB JENI Ridge View Villas, LLC	Texas
CB JENI Southgate, LLC	Texas
CB JENI Stacy Crossing, LLC	Texas
CB JENI Stonegate, LLC	Texas
CB JENI Sunset Place, LLC	Texas
CB JENI Terraces at Las Colinas, LLC	Texas
CB JENI Viridian, LLC	Texas
CB JENI Vista Del Lago, LLC	Texas
Centre Living Caddo, LLC	Texas
Centre Living CityLine, LLC	Texas
Centre Living Condominiums, LLC	Texas
Centre Living Condominiums II, LLC	Texas
Centre Living Ft Worth, LLC	Texas
Centre Living Homes, LLC	Texas
Centre Living Live Oak LLC	Texas
Centre Living Swiss, LLC	Texas
Centre Living West Dallas, LLC	Texas
EJB River Holdings, LLC	Georgia
GB Challenger, LLC	Texas
GRBK Academy, LLC	Georgia

Subsidiary	Jurisdiction
GRBK Church Street, LLC	Georgia
GRBK Denver, LLC	Texas
GRBK Devore, LLC	Georgia
GRBK Edgewood LLC	Texas
GRBK Frisco LLC	Texas
GRBK GC, LLC	Georgia
GRBK GHO 4 Lakes, LLC	Florida
GRBK GHO Arabella Reserve, LLC	Florida
GRBK GHO Berkley Square, LLC	Florida
GRBK GHO Eagle Trace, LLC	Florida
GRBK GHO High Pointe, LLC	Florida
GRBK GHO Homes, LLC	Texas
GRBK GHO Huntington, LLC	Florida
GRBK GHO Lake Sapphire, LLC	Florida
GRBK GHO Lily's Cay, LLC	Florida
GRBK GHO Meadowood, LLC	Florida
GRBK GHO Properties, LLC	Florida
GRBK GHO Segovia Lakes, LLC	Florida
GRBK GHO Serenoa, LLC	Florida
GRBK GHO St. Lucie, LLC	Florida
GRBK GHO Summer Lake, LLC	Florida
GRBK GHO The Strand, LLC	Florida
GRBK GHO Three Oaks, LLC	Florida
GRBK GHO Timberlake, LLC	Florida
GRBK GHO Orchid Cove, LLC	Florida
GRBK GHO Central Vero, LLC	Florida
GRBK GHO Venezia Estates, LLC	Florida
GRBK GHO 4, LLC	Florida
GRBK GHO 5, LLC	Florida
GRBK GHO 6, LLC	Florida
GRBK GHO 7, LLC	Florida
GRBK GHO 8, LLC	Florida
GRBK GHO 9, LLC	Florida
GRBK GHO 10, LLC	Florida
The GHO Homes Agency, LLC	Florida
GRBK Stringer, LLC	Georgia
GRBK Suwanee Station, LLC	Georgia
GRBKMP, LLC	Texas
Green Brick Mortgage, LLC	Delaware
Green Brick Title, LLC	Texas
JBGL Atlanta Development 2014, LLC	Georgia
JBGL Atlanta Development, LLC	Georgia
JBGL Builder Finance LLC	Texas
JBGL Chateau, LLC	Texas
JBGL Exchange LLC	Texas

Subsidiary	Jurisdiction
JBGL Hawthorne, LLC	Texas
JBGL Land Fund, LLC	Georgia
JBGL Mustang LLC	Texas
JBGL Ownership LLC	Delaware
Johns Creek 206, LLC	Georgia
Normandy Homes - Alto Vista Irving, LLC	Texas
Normandy Homes Apples Crossing, LLC	Texas
Normandy Homes Cottonwood Crossing, LLC	Texas
Normandy Homes Cypress Meadows, LLC	Texas
Normandy Homes Edgewood, LLC	Texas
Normandy Homes Grand Park, LLC	Texas
Normandy Homes Lake Vista Coppell, LLC	Texas
Normandy Homes Lakeside, LLC	Texas
Normandy Homes Liberty Hills, LLC	Texas
Normandy Homes Mustang Park, LLC	Texas
Normandy Homes Parker Ranch, LLC	Texas
Normandy Homes Pecan Creek, LLC	Texas
Normandy Homes Shaddock Estates, LLC	Texas
Normandy Homes Southgate, LLC	Texas
Normandy Homes Southaven, LLC	Texas
Normandy Homes Spicewood, LLC	Texas
Normandy Homes Twin Creeks, LLC	Texas
Normandy Homes Viridian, LLC	Texas
Normandy Homes Watters Branch, LLC	Texas
Normandy Homes, LLC	Texas
Pratts Stacks, L.L.C.	Georgia
Providence Group Title, LLC	Georgia
Providence Luxury Homes, L.L.C.	Georgia
Southgate Homes - Angel Field West, LLC	Texas
Southgate Homes - Austin Waters, LLC	Texas
Southgate Homes - Brockdale, LLC	Texas
Southgate Homes - Canals at Grand Park, LLC	Texas
Southgate Homes - Edgewood, LLC	Texas
Southgate Homes - Garilen, LLC	Texas
Southgate Homes - Stoney Creek, LLC	Texas
Southgate Homes - Suburban Living, LLC	Texas
Southgate Homes - Twin Creeks, LLC	Texas
Southgate Homes - Windsong, LLC	Texas
Southgate Homes DFW LLC	Texas
Southgate Ranch, LLC	Texas
The Providence Group & Associates, L.L.C.	Georgia
The Providence Group of Georgia Custom Homes, L.L.C.	Georgia
The Providence Group of Georgia, L.L.C.	Georgia
The Providence Group Realty, L.L.C.	Georgia
TPG Development, L.L.C.	Georgia

Subsidiary	Jurisdiction
TPG Glendale Rowes, L.L.C.	Georgia
TPG Homes 2017, L.L.C.	Georgia
TPG Homes at Bellmoore, L.L.C.	Georgia
TPG Homes at Three Bridges, L.L.C.	Georgia
TPG Homes at Whitfield Parc, L.L.C.	Georgia
TPG Homes FS, L.L.C.	Georgia
TPG Homes, L.L.C.	Georgia
TPG Maxwell, L.L.C.	Georgia
TPG Property Holdings, L.L.C.	Georgia
Trophy Signature Homes, LLC	Texas
TSHH, LLC	Texas